UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2016

UNWIRED PLANET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 First Street, First Floor

Los Altos, California 94022

(Address of principal executive offices) (Zip Code)

(650) 518-7111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 6, 2016, Unwired Planet, Inc. (the “Company”), entered into Purchase and Sale Agreement (the “PSA”) with Optis UP Holdings, LLC (“Optis”), pursuant to which Optis will acquire all of the outstanding capital stock of Unwired Planet IP Holdings, Inc., a Delaware corporation, and all of the outstanding membership interests of Unwired Planet IP Manager, LLC, a Delaware limited liability company (collectively, the “Divestiture”). In connection with the Divestiture, the Company solicited from the holders of its Senior Secured Notes due 2019 consents (collectively, the “Consents”) with respect to the consummation of the transactions contemplated by the PSA. In connection with the receipt of the Consents, the Company and Wells Fargo Bank, National Association, as trustee entered into a second supplemental indenture (the “Second Supplemental Indenture”) on April 6, 2016.

The above description is qualified in its entirety by reference to the terms of the Second Supplemental Indenture, which is attached as Exhibits 4.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On April 6, 2016, the Company hosted a conference call discussing the transactions contemplated by the PSA, a transcript of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The exhibit index attached hereto is incorporated herein by reference.

Forward-Looking Statements. This communication contains forward-looking statements, including but not limited to those regarding the Divestiture and our post-IP business. These statements may discuss the anticipated manner, terms and conditions upon which the Divestiture will be consummated, and the future performance of our business. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, but not limited to: the ability of the parties to consummate the Divestiture in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Divestiture; the possibility of litigation (including related to the Divestiture itself); our ability to finance our business and growth; our ability to realize the value the assets not sold in the Divestiture. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required under applicable law, we do not undertake any obligation to update any forward-looking statements.

Additional Information and Where to Find It. We will file with the SEC a proxy statement with respect to our transformation, including the Divestiture. The definitive proxy statement will contain important information about our transformation, including the Divestiture. YOU ARE URGED AND ADVISED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available) and any other documents filed by us with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from us, by contacting us at 20 First Street, First Floor, Los Altos, CA 94022 or by going to our website www.unwiredplanet.com.

Participants in the Solicitation. We and our directors and executive officers may be deemed to be participants in the solicitation of proxies from our stockholders in connection with our transformation, including the Divestiture. Information about our directors and executive officers is set forth in our Proxy Statement on Schedule 14A filed with the SEC (together with additional information in our filings on Form 8-K and our stockholders’ filings on Form 13-D). These documents are available free of charge at the SEC’s web site at www.sec.gov, and from us, by contacting us at 20 First Street, First Floor, Los Altos, CA 94022 or by going to our website www.unwiredplanet.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transformation will be included in the proxy statement that we intend to file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2016

UNWIRED PLANET, INC.

By:	/s/ Noah D. Mesel
Noah D. Mesel
EVP, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of April 6, 2016, by and among Unwired Planet, Inc. and Wells Fargo Bank, National Association.

99.1	Transcript of conference call, dated April 6, 2016.

4